--------------------------------------------------------------------------------
                               John Hancock Funds
--------------------------------------------------------------------------------




                                  Disciplined
                                     Growth
                                      Fund



                               SEMI-ANNUAL REPORT



                                 April 30, 1997

================================================================================

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                              Dennis S. Aronowitz*
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove*
                               Douglas M. Costle*
                               Leland O. Erdahl*
                              Richard A. Farrell*
                                Gail D. Fosler*
                               William F. Glavin*
                                Anne C. Hodsdon
                               Dr. John A. Moore*
                             Patti McGill Peterson*
                                 John W. Pratt*
                              Richard S. Scipione
                                Edward Spellman*
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                                   President
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                  Second Vice President and Compliance Officer

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109

                               Chairman's Message

DEAR FELLOW SHAREHOLDERS:

After two years of spectacular performance, the stock market in 1997 has given investors its starkest reminder in a while of one of investing's basic tenets: markets move down as well as up. It's understandable if investors had lost sight of that fact. The bull market that began six years ago has given investors annual double-digit returns and more modest price declines than usual. And in the two years encompassing 1995 and 1996, the S&P 500 Index gained more than 50%. This Pollyanna environment has tracked along with a sustained economic recovery, now in its seventh year, that has been marked by moderate growth, low interest rates and tame inflation.

     But recently, many have begun to wonder about this bull market. Since reaching new highs in early March, the Dow Jones Industrial Average tumbled by more than 7% at the end of March and wiped out nearly all it had gained since the start of the year. It was the worst decline that the market had seen since 1990. In early April, the Dow was down by 9.8%, within shouting distance of a 10% correction. By the end of the month, it had bounced back into record territory again.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

     As the market continues to fret over interest rates and inflation, investors should be prepared for more volatility. It also makes sense to do something we've always advocated: set realistic expectations. Keep in mind that the stock market's historic yearly average has been about 10%, not the 20%-plus annual average of the last two years or even the 16% annual average over the last 10 years. Remember that the kind of market volatility we've seen lately is more like the way the market really works. Fluctuations go with the territory. And market corrections can be healthy, serving to bring inflated stock prices down to more reasonable levels, thereby reducing some of the market's risk.

     Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. Make sure that your investment strategies reflect your individual time horizons, objectives and risk tolerance, and that they are based upon your needs. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

              By John Snyder and Jere Estes, Co-Portfolio Managers

                                  John Hancock
                            Disciplined Growth Fund

            "Goldilocks" vanishes, then reappears, while predictable
                earnings growth continues to drive Fund strategy

Good news closed out 1996 and ushered investors into 1997. The main cause for celebration was the shift toward what we call a "Goldilocks" economy, that is, an economy that is not too hot and not too cold, but just right. With the best of both worlds: moderate economic growth and tame inflation, stocks had the wind at their backs from October until early March. In fact, the Dow Jones Industrial Average broke through the 7000 level for the first time in early March.

   With surprisingly strong employment numbers in mid-March rekindling fears of inflation, however, Goldilocks quickly disappeared and stocks started on a precipitous decline. The situation worsened when the Federal Reserve -- the supreme arbiter of economic growth -- raised short-term interest rates one-quarter of a percentage point in an attempt to curb the economy's new-found growth and pre-empt an inflation surge. From mid-March to mid-April, the Dow Jones Industrial Average lost nearly 700 points.

   Remarkably, Goldilocks reappeared in the last few weeks of April, pushing stocks back up toward their record-breaking territory by the end of the period. Positive inflation news -- both from the consumer price index and gross domestic product reports -- temporarily calmed investors' fears of an overheating economy and another imminent interest-rate hike by the Federal Reserve. By the end of April, the Dow Jones Industrial Average had once again soared above the 7000 threshold.

--------------------------------------------------------------------------------
            Stocks rode a rollercoaster during the last six months.
--------------------------------------------------------------------------------

[A 2 1/4" x 3 3/4" photo of the portfolio management team at bottom right. Caption reads: "Disciplined Growth Fund management team members: (l-r) Jere Estes, Anne McDermott, John Snyder."]

================================================================================

                  John Hancock Funds - Discilined Growth Fund


[Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Microsoft 2.0% 2) SmithKline Beecham 2.0% 3) Hewlett-Packard 2.0% 4. Home Depot 1.9% 5)Interpublic Group 1.9%. A footnote below reads: "As a percentage of net assets on April 30, 1997."]

--------------------------------------------------------------------------------
             "Retail stocks were among the Fund's best performers."
--------------------------------------------------------------------------------

Performance scorecard
Even with the tumultuous market, John Hancock Disciplined Growth Fund turned in solid results. For the six months ended April 30, 1997, the Fund's Class A and Class B shares had a total return of 7.07% and 6.75%, respectively, at net asset value. By comparison, the average growth fund had a total return of 7.15%, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.

   Retail stocks languished for most of 1996, topped off by a disappointing Christmas season. A strong pick-up in consumer spending, however, lifted the group out of its doldrums during the first quarter of this year. Our biggest winners were the home-improvement store Home Depot, and auto-repair chain Pep Boys.

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment" and the header for the right column is "Recent performance...and what's behind the numbers." The first listing is Home Depot followed by an up arrow and the phrase "Pick-up in consumer spending." The second listing is Mobil followed by an up arrow and the phrase "Rising oil prices/increasing demand. The third listing is Oracle followed by a down arrow and the phrase "Technology stocks fall out of favor." Footnote below reads "See "schedule of Investments." Investment holdings are subject to change."]

   Our technology stocks did not fare as well. So-called "momentum" investors -- who tend to latch onto fast rising stocks and then bail out at the first sign of weakness-- fled the sector when the market took a turn for the worse in mid-March. There was no discrimination between the good and bad technology stocks. The entire group was painted with the same negative brush. Our technology holdings -- such as Cisco Systems and Oracle -- were no exception.

Searching for value
Narrow market leadership has meant only a small group of stocks have contributed to the market's gains. Because of neglect, more than anything else, many good stocks, particularly in the mid-cap sector, have been left behind. We've taken advantage of this opportunity to add stocks to the portfolio that meet our investment criteria.

   By maintaining the same sector weightings as the Standard & Poor's 500 Stock Index, we avoid making bets on any one sector. Instead, within each sector, we target the stocks with the best prospects for predictable and stable earnings growth over the long haul. In addition, we look for those companies that have low levels of debt, seasoned management and a sustainable competitive advantage both domestically and globally. Below are three new holdings that fit the bill.

   Leggett & Platt. This bedding/furniture component manufacturer is the dominant player in this fragmented industry. The company is growing rapidly by gaining share from or acquiring weaker competitors. What's more, Leggett & Platt has plenty of resources to spend on research and development. Its innovative products are also helping the company strengthen its leadership position. While Leggett & Platt may not be in the hottest industry, the company does offer what we look for first and foremost in selecting stocks: predictable and stable earnings growth.

   Ecolabs. The same holds true for Ecolabs. This specialty-chemical company supplies cleaning products primarily to the hotel/motel indus-

================================================================================

                  John Hancock Funds - Discilined Growth Fund


[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended April 30, 1997." The chart is scaled in increments of 2% from bottom to top, with 10% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 7.07% total return for John Hancock Disciplined Growth Fund: Class A. The second represents the 6.75% total return for John Hancock Disciplined Growth Fund:
Class B. The third represents the 7.15%% total return for the average growth fund. Footnote below reads: "Total returns for John Hancock Disciplined Growth Fund are at net asset value with all distributions reinvested. The average growth fund is tracked by Lipper Analytical Services. (1) See the following two ages for historical performance information."]

try. Much like Leggett & Platt, Ecolabs is the dominant player in a fragmented industry. With U.S. hotels expanding both domestically and internationally, Ecolabs has been able to grow its market share.

   RPM. This company, which makes protective coatings for decks and other wood products, has recently refocused its business with several strategic acquisitions and divestitures. The stock normally sells at a premium to the market. However, it is currently trading at discount simply because of investor neglect. With a stellar track record of 40 years of consecutive earnings increases, RPM offered an attractive buying opportunity that we could not pass up.

Outlook
Despite the stock market's recent rebound, we still expect to see more volatility in the months ahead as investors worry about the direction of the economy and the Federal Reserve's next interest-rate moves. Most Wall Street analysts agree that the Fed probably is not through raising interest rates this year. The big question, however, is how much further and how fast will the Fed increase rates to keep the economy moving along at the right pace. With this uncertainty looming over the market, investors will be constantly looking over their shoulders.

   Another area of uncertainty is corporate earnings. After two record-setting years, earnings are likely to slow, especially given the increased pressure on margins. Although inflation has remained moderate, labor costs -- which account for almost two-thirds of corporate costs -- have started to inch up. The problem is that cut-throat competition precludes many companies from offsetting these rising labor costs with price increases. As a result, we're likely to see a gradual compression in margins and more sluggish earnings.

--------------------------------------------------------------------------------
     "Now, more than ever, we believe that it is a stock picker's market."
--------------------------------------------------------------------------------

   Given these trends, investors would do well to temper their expectations for 1997. It is important to realize that stocks are not likely to repeat their phenomenal returns of 1995 and 1996. Having said that, though, we are still constructively optimistic on stocks. In spite of all the worry, we do not believe that inflation poses a serious threat, especially given the Federal Reserve's determination to keep it under control. Favorable inflation trends -- combined with continued market liquidity and improving economic growth overseas -- bode well for U.S. stocks. Now, more than ever, we believe that it is a stock picker's market. A rising tide is no longer lifting all boats, so stock selectivity is paramount. Given that, we will continue to take advantage of any market weakness to find opportunities in stocks that meet the Fund's investment criteria of stable, predictable earnings growth.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================
--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Disciplined Growth Fund. Total return is a performance measure that equals the sum of all dividend and capital gains dividends, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent-deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Prior to August 1992, different sales charges were in effect for Class A shares and are not reflected in the performance data. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended March 31, 1997
                                             ONE      FIVE     LIFE OF
                                             YEAR     YEARS     FUND
                                             ----     -----     ----
John Hancock Disciplined Growth
  Fund: Class A(1)                           4.36%    57.66%    52.76%
John Hancock Disciplined Growth
  Fund: Class B(2)                           4.09%    58.94%   124.45%

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended March 31, 1997
                                             ONE      FIVE     LIFE OF
                                             YEAR     YEARS     FUND
                                             ----     -----     ----
John Hancock Disciplined Growth
  Fund: Class A(1)                           4.36%     9.53%     8.42%
John Hancock Disciplined Growth
  Fund: Class B(2)                           4.09%     9.71%     8.47%












                              Notes to Performance

(1) Class A shares commenced on January 3, 1992.
(2) Class B shares commenced on April 22, 1987.

================================================================================
--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Disciplined Growth Fund would be worth on April 30, 1997, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance.

[Line chart with the heading Disciplined Growth Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Disciplined Growth Fund, after sales charge, and is equal to $16,071 as of April 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Disciplined Growth Fund on January 3, 1992, before sales charge, and is equal to $16,917 as of April 30, 1997. The third line represents the value of the Standard & Poor's 500 Stock Index, and is equal to $22,076 as of April 30, 1997.]

[Line chart with the heading Disciplined Growth Fund: Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the Standard & Poor's 500 Stock Index, and is equal to $37,118 as of April 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Disciplined Growth Fund on April 22, 1987, before sales charge, and is equal to $23,609 as of April 30, 1997.]

* No contingent deferred sales charge applicable.

================================================================================
                              FINANCIAL STATEMENTS

                  John Hancock Funds - Disciplined Growth Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
    Common stocks (cost - 89,039,181) ..........................   $111,391,925
    Joint repurchase agreement (cost - $10,868,000) ............     10,868,000
    Corporate savings account ..................................            690
                                                                   ------------
 ...............................................................    122,260,615
  Receivable for shares sold ...................................         26,676
  Dividends receivable .........................................        130,970
  Interest receivable ..........................................          1,626
  Foreign tax receivable .......................................            600
  Other assets .................................................          3,557
                                                                   ------------
                              Total Assets .....................    122,424,044
                              -------------------------------------------------
Liabilities:
  Payable for investments purchased ............................      1,193,000
  Payable for shares repurchased ...............................         81,390
  Payable to John Hancock Advisers, Inc.
    and affiliates - Note B ....................................        114,560
  Accounts payable and accrued expenses ........................         45,992
                                                                   ------------
                              Total Liabilities ................      1,434,942
                              -------------------------------------------------
Net Assets:
  Capital paid-in ..............................................     91,397,132
  Accumulated net realized gain on investments .................      7,315,265
  Net unrealized appreciation of investments ...................     22,353,072
  Accumulated net investment loss ..............................  (      76,367)
                                                                   ------------
                              Net Assets .......................   $120,989,102
                              =================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $30,925,407 / 2,079,053 ............................   $      14.87
  =============================================================================
  Class B - $90,063,695 / 6,167,167 ............................   $      14.60
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ( $14.87 x 105.26%) ................................   $      15.65
  =============================================================================
* On a single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Dividends (net of foreign withholding taxes of $1,800)           $    928,991
  Interest                                                              205,285
                                                                   ------------
                                                                      1,134,276
                                                                   ------------
  Expenses:
    Investment management fee - Note B                                  454,698
    Distribution and service fee - Note B
      Class A                                                            44,287
      Class B                                                           458,641
    Transfer agent fee - Note B                                         166,205
    Registration and filing fees                                         21,851
    Custodian fee                                                        20,034
    Printing                                                             13,425
    Auditing fee                                                         11,653
    Financial services fee - Note B                                      11,367
    Trustees' fees                                                        5,397
    Miscellaneous                                                         1,825
    Legal fees                                                            1,260
                                                                   ------------
                              Net Expenses                            1,210,643
                              -------------------------------------------------
                              Net Investment Loss                 (      76,367)
                              --------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investments sold                               7,315,324
  Change in net unrealized appreciation/depreciation
    of investments                                                      852,401
                                                                   ------------
                              Net Realized and Unrealized
                              Gain on Investments                     8,167,725
                              -------------------------------------------------
                              Net Increase in Net Assets
                              Resulting from Operations            $  8,091,358
                              =================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                  John Hancock Funds - Disciplined Growth Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                  SIX MONTHS ENDED
                                                                                 YEAR ENDED        APRIL 30, 1997
                                                                              OCTOBER 31, 1996       (UNAUDITED)
                                                                              ----------------       -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment loss ......................................................    ($     83,995)    ($     76,367)
  Net realized gain on investments sold ....................................       13,412,288         7,315,324
  Change in net unrealized appreciation/depreciation of investments ........       10,413,875           852,401

    Net Increase in Net Assets Resulting from Operations ...................       23,742,168         8,091,358

Distributions to Shareholders:
  Distributions from net realized gain on investments sold
    Class A - ($0.1030 and $1.7182 per share, respectively) ................    (     218,913)    (   3,141,926)
    Class B - ($0.1030 and $1.7182 per share, respectively) ................    (     691,213)    (  10,186,413)

    Total Distributions to Shareholders ....................................    (     910,126)    (  13,328,339)

From Fund Share Transactions - Net* ........................................    (  15,386,732)        4,911,108

Net Assets:
  Beginning of period ......................................................      113,869,665       121,314,975

  End of period (including accumulated net investment loss of
    none and $76,367, respectively) ........................................     $121,314,975      $120,989,102

* Analysis of Fund Share Transactions:
                                                                                                         SIX MONTHS ENDED
                                                                               YEAR ENDED                  APRIL 30, 1997
                                                                            OCTOBER 31, 1996                 (UNAUDITED)
                                                                        --------------------------    ------------------------
                                                                          SHARES         AMOUNT        SHARES         AMOUNT
                                                                        ----------     -----------    --------     -----------
CLASS A
  Shares sold .......................................................    1,009,864     $14,846,003     232,536     $ 3,435,195
  Shares issued to shareholders in reinvestment of distributions ....       15,749         211,679     212,762       3,036,113
                                                                         ---------     -----------     -------     -----------
 ....................................................................    1,025,613      15,057,682     445,298       6,471,308
  Less shares repurchased ...........................................   (1,345,465)   ( 19,632,832)   (215,000)   (  3,200,477)
                                                                         ---------     -----------     -------     -----------

  Net increase (decrease) ...........................................   (  319,852)   ($ 4,575,150)    230,298     $ 3,270,831
                                                                         =========     ===========     =======     ===========
CLASS B
  Shares sold .......................................................      687,430     $ 9,579,944     239,683     $ 3,498,185
  Shares issued to shareholders in reinvestment of distributions ....       48,668         649,722     656,616       9,225,452
                                                                         ---------     -----------     -------     -----------
 ....................................................................      736,098      10,229,666     896,299      12,723,637
  Less shares repurchased ...........................................   (1,497,331)   ( 21,041,248)   (758,161)   ( 11,083,360)
                                                                         ---------     -----------     -------     -----------
  Net increase (decrease) ...........................................   (  761,233)   ($10,811,582)    138,138     $ 1,640,277
                                                                         =========     ===========     =======     ===========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold,reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                  John Hancock Funds - Disciplined Growth Fund


Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

                                                                                YEAR ENDED OCTOBER 31,              SIX MONTHS ENDED
                                                            --------------------------------------------------------  APRIL 30, 1997
                                                              1992        1993        1994       1995         1996      (UNAUDITED)
                                                            -------     -------      -------    -------      -------    -----------
CLASS A (1)
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..................   $12.81      $ 10.99      $ 12.39    $ 12.02      $ 12.77      $ 15.56
                                                            ------      -------      -------    -------      -------      -------
  Net Investment Income .................................     0.06(2)      0.08(2)      0.10       0.08(2)      0.07(2)      0.03(2)
  Net Realized and Unrealized Gain (Loss)
    on Investments ......................................  (  0.06)        1.34         0.07       1.29         2.82         1.00
                                                            ------      -------      -------    -------      -------      -------
    Total from Investment Operations ....................     0.00         1.42         0.17       1.37         2.89         1.03
                                                            ------      -------      -------    -------      -------      -------
  Less Distributions:
  Dividends from Net Investment Income ..................  (  0.07)    (   0.02)    (   0.10)  (   0.10)         --           --
  Distributions from Net Realized Gain on
    Investments Sold ....................................  (  1.74)         --      (   0.44)  (   0.52)    (   0.10)    (   1.72)
  Distributions from Capital Paid-In ....................  (  0.01)         --           --         --           --           --
                                                            ------      -------      -------    -------      -------      -------
    Total Distributions .................................  (  1.82)    (   0.02)    (   0.54)  (   0.62)    (   0.10)    (   1.72)
                                                            ------      -------      -------    -------      -------      -------
  Net Asset Value, End of Period ........................   $10.99      $ 12.39      $ 12.02    $ 12.77      $ 15.56      $ 14.87
                                                            ======      =======      =======    =======      =======      =======
  Total Investment Return at Net Asset Value(3) .........    0.19%(4)    12.97%        1.35%     12.21%       22.78%        7.07%(4)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..............   $1,771      $23,372      $23,292    $27,692      $28,760      $30,925
  Ratio of Expenses to Average Net Assets ...............    1.73%(5)     1.60%        1.53%      1.46%        1.47%        1.47%(5)
  Ratio of Net Investment Income to Average Net Assets ..    0.62%(5)     0.64%        0.83%      0.69%        0.46%        0.40%(5)
  Portfolio Turnover Rate ...............................     246%          71%          60%        65%          78%          25%
  Average Broker Commission Rate(6) .....................     N/A          N/A          N/A        N/A       $0.0698      $0.0700











                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                  John Hancock Funds - Disciplined Growth Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                YEAR ENDED OCTOBER 31,              SIX MONTHS ENDED
                                                            --------------------------------------------------------  APRIL 30, 1997
                                                              1992        1993        1994       1995         1996      (UNAUDITED)
                                                            -------      -------     -------    -------     --------    -----------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period .................    $ 11.71      $ 10.97     $ 12.31    $ 11.95     $ 12.69      $ 15.35
                                                            -------      -------     -------    -------     -------      -------
  Net Investment Income (Loss) .........................       0.01(2)      0.02(2)     0.03       0.01(2) (   0.03)(2) (   0.02)(2)
  Net Realized and Unrealized Gain on Investments ......       1.05         1.33        0.07       1.28        2.79         0.99
                                                            -------      -------     -------    -------     -------      -------
    Total from Investment Operations ...................       1.06         1.35        0.10       1.29        2.76         0.97
                                                            -------      -------     -------    -------     -------      -------
  Less Distributions:
  Dividends from Net Investment Income .................   (   0.03)    (   0.01)   (   0.02)  (   0.03)        --           --
  Distributions from Net Realized Gain on
    Investments Sold ...................................   (   1.76)         --     (   0.44)  (   0.52)   (   0.10)    (   1.72)
  Distributions from Capital Paid-In ...................   (   0.01)         --          --         --          --           --
                                                            -------      -------     -------    -------     -------      -------
    Total Distributions ................................   (   1.80)    (   0.01)   (   0.46)  (   0.55)   (   0.10)    (   1.72)
                                                            -------      -------     -------    -------     -------      -------
  Net Asset Value, End of Period .......................    $ 10.97      $ 12.31     $ 11.95    $ 12.69     $ 15.35      $ 14.60
                                                            =======      =======     =======    =======     =======      =======
  Total Investment Return at Net Asset Value(3) ........      7.22%       12.34%       0.78%     11.51%      21.89%        6.75%(4)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .............    $23,525      $93,853     $94,431    $86,178     $92,555      $90,064
  Ratio of Expenses to Average Net Assets ..............      2.27%        2.09%       2.10%      2.11%       2.17%        2.17%(5)
  Ratio of Net Investment Income (Loss) to Average
    Net Assets .........................................      0.10%        0.17%       0.25%      0.06%    (  0.24%)    (  0.30%)(5)
  Portfolio Turnover Rate ..............................       246%          71%         60%        65%         78%          25%
  Average Broker Commission Rate(6) ....................      N/A          N/A        N/A        N/A       $0.0698      $0.0700

(1) Class A shares commenced operations on January 3, 1992.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) Per portfolio share traded.  Required for fiscal years that began  September 1, 1995 or later.




The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                  John Hancock Funds - Disciplined Growth Fund


Schedule of Investments
April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Disciplined Growth Fund on April 30, 1997. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                       MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES          VALUE
-------------------                          ----------------          -----

COMMON STOCKS
Advertising (1.87%)
  Interpublic Group, Inc. ..................      40,000            $ 2,265,000
                                                                    -----------
Aerospace (1.59%)
  Rockwell International Corp. .............      29,000              1,928,500
                                                                    -----------
Banks (5.66%)
  Compass Bancshares, Inc. .................      30,000                907,500
  First Tennessee  National Corp. ..........      30,000              1,301,250
  Mellon Bank Corp. ........................      10,000                831,250
  Norwest Corp. ............................      30,000              1,496,250
  Regions Financial Corp. ..................      20,000              1,135,000
  Southern National Corp. ..................      30,000              1,177,500
                                                                    -----------
                                                                      6,848,750
                                                                    -----------
Beverages (1.73%)
  PepsiCo, Inc. ............................      60,000              2,092,500
                                                                    -----------
Building (3.22%)
  Clayton Homes, Inc. ......................      75,000              1,050,000
  Masco Corp. ..............................      40,000              1,510,000
  RPM, Inc. ................................      80,000              1,340,000
                                                                    -----------
                                                                      3,900,000
                                                                    -----------
Chemicals (0.99%)
  Sigma-Aldrich Corp. ......................      40,000              1,200,000
                                                                    -----------
Computers (12.70%)
  Automatic Data Processing, Inc. ..........      30,000              1,357,500
  Cisco Systems, Inc.* .....................      34,000              1,759,500
  Compaq Computer Corp.* ...................      10,000                853,750
  Electronic Data Systems Corp. ............      50,000              1,668,750
  Fiserv, Inc.* ............................      45,000              1,698,750
  Hewlett-Packard Co. ......................      45,000              2,362,500
  Microsoft Corp.* .........................      20,000              2,430,000
  Oracle Corp.* ............................      38,000              1,510,500

                                                                       MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES          VALUE
-------------------                          ----------------          -----

Computers (continued)
  Sun Microsystems, Inc.* ..................      60,000            $ 1,728,750
                                                                    -----------
                                                                     15,370,000
                                                                    -----------
Containers (2.85%)
  Bemis Co. ................................      40,000              1,525,000
  Crown Cork & Seal Co., Inc. ..............      35,000              1,916,250
                                                                    -----------
                                                                      3,441,250
                                                                    -----------
Diversified Operations (2.12%)
  Federal Signal Corp. .....................      50,000              1,218,750
  Ikon Office Solutions, Inc. ..............      50,000              1,343,750
                                                                    -----------
                                                                      2,562,500
                                                                    -----------
Electronics (2.18%)
  Emerson Electric Co. .....................      30,000              1,522,500
  General Electric Co. .....................      10,000              1,108,750
                                                                    -----------
                                                                      2,631,250
                                                                    -----------
Finance (3.40%)
  First Data Corp. .........................      55,000              1,897,500
  Franklin Resources, Inc. .................      37,500              2,217,187
                                                                    -----------
                                                                      4,114,687
                                                                    -----------
Food (2.79%)
  ConAgra, Inc. ............................      30,000              1,728,750
  CPC International, Inc. ..................      20,000              1,652,500
                                                                    -----------
                                                                      3,381,250
                                                                    -----------
Furniture (1.44%)
  Leggett & Platt, Inc. ....................      50,000              1,737,500
                                                                    -----------
Household (1.45%)
  Newell Co. ...............................      50,000              1,750,000
                                                                    -----------
Insurance (6.75%)
  AFLAC, Inc. ..............................      50,000              2,150,000
  American International Group, Inc. .......      15,000              1,927,500
  General Re Corp. .........................       4,000                669,000
  ReliaStar Financial Corp. ................      20,000              1,210,000
  Travelers Group, Inc. ....................      40,000              2,215,000
                                                                    -----------
                                                                      8,171,500
                                                                    -----------
Leisure (0.55%)
  X-Rite, Inc. .............................      40,000                660,000
                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                  John Hancock Funds - Disciplined Growth Fund


                                                                       MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES          VALUE
-------------------                          ----------------          -----

Linen Supply & Related (0.84%)
  G & K Services, Inc. (Class A) ...........      35,000            $ 1,015,000
                                                                    -----------
Machinery (2.33%)
  Dover Corp. ..............................      25,000              1,325,000
  Pentair, Inc. ............................      50,000              1,493,750
                                                                    -----------
                                                                      2,818,750
                                                                    -----------
Media (1.08%)
  Gannett Co., Inc. ........................      15,000              1,308,750
                                                                    -----------
Medical (11.04%)
  Abbott Laboratories ......................      35,000              2,135,000
  Eli Lilly & Co. ..........................      15,000              1,318,125
  Guidant Corp. ............................      20,000              1,365,000
  Johnson & Johnson ........................      25,000              1,531,250
  Jones Medical Industries, Inc. ...........      50,000              1,762,500
  Medtronic, Inc. ..........................      20,000              1,385,000
  Pfizer, Inc. .............................      15,000              1,440,000
  SmithKline Beecham PLC,
    American Depositary Receipts
    (ADR) (United Kingdom) .................      30,000              2,418,750
                                                                    -----------
                                                                     13,355,625
                                                                    -----------
Metal (1.91%)
  Illinois Tool Works, Inc. ................      15,000              1,370,625
  Worthington Industries, Inc. .............      50,000                943,750
                                                                    -----------
                                                                      2,314,375
                                                                    -----------
Oil & Gas (9.63%)
  Amoco Corp. ..............................      15,000              1,254,375
  Chevron Corp. ............................      19,000              1,301,500
  Enron Corp. ..............................      35,000              1,316,875
  Enron Oil & Gas Co. ......................      67,000              1,247,875
  Exxon Corp. ..............................      10,000                566,250
  Mobil Corp. ..............................      12,000              1,560,000
  Repsol SA (ADR ) (Spain) .................      25,000              1,046,875
  Sonat, Inc. ..............................      30,000              1,713,750
  Williams Cos., Inc. (The) ................      37,500              1,645,313
                                                                    -----------
                                                                     11,652,813
                                                                    -----------
Paper & Paper Products (1.44%)
  Kimberly-Clark Corp. .....................      34,000              1,742,500
                                                                    -----------
Retail (6.62%)
  Arbor Drugs, Inc. ........................      60,000              1,102,500
  Family Dollar Stores, Inc. ...............      40,000              1,045,000
  Home Depot, Inc. .........................      40,000              2,320,000
  Pep Boys - Manny, Moe & Jack .............      65,000              2,120,625
  Sysco Corp. ..............................      40,000              1,420,000
                                                                    -----------
                                                                      8,008,125
                                                                    -----------

                                                                       MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES          VALUE
-------------------                          ----------------          -----

Soap & Cleaning Preparations (1.01%)
  Ecolab, Inc. .............................      30,000            $ 1,222,500
                                                                    -----------
Utilities (4.88%)
  Century Telephone Enterprises, Inc. ......      55,000              1,643,125
  National Fuel Gas Co. ....................      27,000              1,123,875
  Questar Corp. ............................      38,600              1,466,800
  SBC Communications, Inc. .................      30,000              1,665,000
                                                                    -----------
                                                                      5,898,800
                                                                    -----------
                         TOTAL COMMON STOCKS
                          (Cost $89,039,181)     (92.07%)           111,391,925
                                                  ------            -----------

                                        INTEREST      PAR VALUE
                                          RATE      (000s OMITTED)
                                          ----      --------------

SHORT-TERM INVESTMENTS
Joint Repurchase  Agreement (8.98%)
  Investment in a joint repurchase
  agreement transaction with
  Aubrey G. Lanston & Co. -
  Dated 04-30-97, Due
  05-01-97 (Secured by
  U.S. Treasury Bills, 5.37%
  thru 5.78% Due 08-21-97
  thru 03-05-98, U.S. Treasury
  Bonds, 7.125% thru 11.25%
  Due 02-15-15 thru 02-15-23,
  and U.S. Treasury Notes,
  5.125% thru 7.75%, Due
  08-31-98 thru 05-15-05) -
  Note A ............................    3.75%        $ 10,868       10,868,000
                                                                   ------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.95%                                                        690
                                                                   ------------
                     TOTAL SHORT-TERM INVESTMENTS   (    8.98%)      10,868,690
                                                     ---------     ------------
                                TOTAL INVESTMENTS   (  101.05%)    $122,260,615
                                                     =========     ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Disciplined Growth Fund


(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust II (the "Trust") (formerly Freedom Investment Trust) is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock Disciplined Growth Fund (the "Fund"), John Hancock Regional Bank Fund and John Hancock Financial Industries Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve long-term growth of capital by investing only in established companies that have demonstrated both earnings growth and stability.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

   EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Disciplined Growth Fund


USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund had no borrowing activity for the period ended April 30, 1997.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.65% of the Fund's average daily net asset value in excess of $500,000,000.

   John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. For the period ended April 30, 1997, net sales charges received with regard to sales of Class A shares amounted to $27,798. Of this amount, $3,527 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $13,012 was paid as sales commissions to unrelated broker-dealers and $11,259 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include FDC, Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent-deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1997, the contingent-deferred sales charges paid to JH Funds amounted to $93,265.

   In addition, to reimburse the Co-Distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the Co-Distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the Co-Distributors for their distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of 0.01875% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Disciplined Growth Fund


asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $328.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1997, aggregated $28,271,124 and $38,809,090, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1997.

   The cost of investments owned at April 30, 1997 (excluding the corporate savings account) for federal income tax purposes was $99,907,181. Gross unrealized appreciation and depreciation of investments aggregated $24,301,803 and $1,949,059, respectively, resulting in net unrealized appreciation of $22,352,744.

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                                     NOTES

                  John Hancock Funds - Disciplined Growth Fund




































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                  John Hancock Funds - Disciplined Growth Fund





































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                  John Hancock Funds - Disciplined Growth Fund



































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[LOGO] JOHN HANCOCK FUNDS                                    Bulk Rate
       A Global Investment Management Firm                  U.S. Postage
                                                                PAID
101 Huntington Avenue, Boston, MA 02199-7603                Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                        Permit No. 75
Internet: www.jhancock.com/funds




































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This  report  is  for  the  information  of  shareholders  of the  John  Hancock
Disciplined Growth Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[RECYCLE LOGO] Printed on Recycled Paper                              350SA 4/97
                                                                            6/97